UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under § 240.14a-12

TEXAS PACIFIC LAND CORPORATION

(Name of Registrant As Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V80012-P36400 TEXAS PACIFIC LAND CORPORATION 2025 Annual Meeting Vote by November 5, 2025 10:59 PM CT 2699 HOWELL STREET SUITE 800 DALLAS, TX 75204 Vote in Person at the Meeting* November 6, 2025 11:00 AM, Central Time Omni Dallas Hotel 555 S. Lamar Street Dallas, TX 75202 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You invested in TEXAS PACIFIC LAND CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 6, 2025. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to October 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V80013-P36400 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The complete proxy materials contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the nine directors named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders. Nominees: 1a. Rhys Best For 1b. Donald G. Cook For 1c. Barbara Duganier For 1d. Donna Epps For 1e. Tyler Glover For 1f. Karl Kurz For 1g. Robert Roosa For 1h. Murray Stahl For 1i. Marguerite Woung-Chapman For 2. To approve, by non-binding advisory vote, the executive compensation paid to the Company’s named executive officers. For 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 4. To consider a non-binding stockholder proposal to reduce the ownership threshold for stockholders to call a special stockholder meeting from 25% to 10%. Against In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.